LIFE SERIES FUND FOR INCOME
Ticker Symbol   --

This prospectus should be read in conjunction with the variable annuity contract and/or life insurance policy prospectus that you purchase.  These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable annuity contracts and life insurance policies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.
THE DATE OF THIS PROSPECTUS IS MAY 1, 2018

CONTENTS

The Fund Summary Section		3
The Fund in Greater Detail		7
Fund For Income		8
Fund Management in Greater Detail		12
Shareholder Information		13
◾	How and when does the Fund price its shares?	13
◾	How can I invest in the Fund For Income?	13
◾	Can I exchange my investment in the Fund For Income into any other First Investors Life Series Funds?	14
◾	What are the Fund’s policies on frequent trading in the Fund?	14
◾	What about dividends and other distributions?	15
◾	What about taxes?	15
◾	Additional Information	15
Financial Highlights		16

THE FUND SUMMARY SECTION
FUND FOR INCOME
Investment Objective:  The Fund seeks high current income.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.89%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Fund For Income	$91	$284	$493	$1,096

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by the Fund to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).
Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer.
Floating Rate Loan Risk.  The value of any collateral securing a floating rate loan may decline, be insufficient to meet the borrower’s obligations, or be difficult or costly to liquidate.  It may take significantly longer than 7 days for investments in floating rate loans to settle, which can adversely affect the Fund’s ability to timely honor redemptions.  In the event of a default, it may be difficult to collect on any collateral and a floating rate loan can decline significantly in value. The Fund’s access to collateral may also be limited by bankruptcy or other insolvency laws.  Although senior loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.  If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. High yield floating rate loans usually are more credit sensitive.  Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Fund, therefore, may not be entitled to rely on the anti-fraud protections of the federal securities laws.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Floating rate securities may be less sensitive than fixed-rate instruments to interest rate changes, but they could remain sensitive over the short-term to interest rate changes.  The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Liquidity Risk.  Certain investments may be difficult or impossible to sell at a favorable time or price.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid.  Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently.  Assignments of bank loans and bonds also may be less liquid at times because of potential delays in the settlement process or restrictions on resale.
Market Risk.  The floating rate loan, high yield loan and bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  In addition, on April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.22% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.03% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	10 Years
Fund For Income	6.82%	4.65%	5.54%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	6.96%	5.58%	7.33%
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.
Portfolio Manager:  The Fund is managed primarily by a team of investment professionals at Muzinich. Clinton Comeaux has served as Portfolio Manager of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since 2010.
Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or variable life insurance policy for which the Fund is an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.
Tax Information:  The Fund currently sells its shares only to participating insurance companies for allocation to their separate accounts.  Accordingly, you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares, Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.
Payments To Insurance Companies And Other Financial Intermediaries:  The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend a First Investors Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

THE FUND IN GREATER DETAIL
This prospectus is designed to be provided solely to existing owners of First Investors Life Variable Annuity Fund A (“Separate Account A”) contracts.  Foresters Life Insurance and Annuity Company (“FLIAC”) is no longer offering new Separate Account A contracts for sale.  Existing Separate Account A contract owners may, however, make additional premium payments.  The Fund For Income is the only investment option available to Separate Account A contract owners who make additional premium payments.  On November 16, 2007, the Special Bond Fund reorganized into the Fund For Income (formerly, known as the High Yield Fund).
This section describes the First Investors Fund For Income (“Fund For Income” or “Fund”), a series of the First Investors Life Series Funds, in more detail and provides more information about the Fund’s investment objective, principal investment strategies and principal risks.  The Fund For Income serves solely as an underlying investment option for variable annuity contracts or variable life insurance policies offered by FLIAC, including contracts issued for Separate Account A. This means that you cannot purchase shares of the Fund directly, but only through such a contract or policy.
The investment objective of the Fund For Income is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action upon the recommendation of the Fund’s investment adviser when the adviser believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

FUND FOR INCOME
What are the Fund For Income’s objective, principal investment strategies and principal risks?
Objective:
The Fund seeks high current income.
Principal Investment Strategies:
The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by S&P Global Ratings as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads.  High yield securities may be backed by receivables or other assets.  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans (also known as “floating rate loans”).
The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.
Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
Principal Risks:
You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:

Credit Risk:
This is the risk that an issuer of bonds and other debt securities, including syndicated loans, will be unable or unwilling to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest or cause an issuer to fail to make timely payments of interest or principal.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.
Floating Rate Loan Risk:
The value of any collateral securing a floating rate loan may decline, be insufficient to meet the obligations of the borrower, or be difficult or costly to liquidate. In the event of a default, it may be difficult to collect on any collateral, it would not be possible to collect on any collateral for an uncollateralized loan, and the value of a floating rate loan can decline significantly. Access to collateral may also be limited by bankruptcy or other insolvency laws. If a floating rate loan is acquired through an assignment, the acquirer may not be able to unilaterally enforce all rights and remedies under the loan and with regard to the associated collateral.
Although senior loans may be senior to equity and debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.  Difficulty in selling a floating rate loan can result in a loss.  Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than 7 days to complete. Extended trade settlement periods may present a risk regarding the Fund’s ability to timely honor redemptions.  Due to the lack of a regular trading market for loans, loans are subject to irregular trading activity and wide bid/ask spreads and may be difficult to value.
High yield floating rate loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive although the value of these instruments may be affected by interest rate swings in the overall fixed income market.  Generally, there is less readily available, reliable public information about the loans.  Therefore, the Fund may be required to rely on its own evaluation and judgment of a borrower’s credit quality in addition to any available independent sources to value loans. Floating rate loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile.
Interest Rate Risk:
The market values of high yield bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, perhaps significantly and/or rapidly, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For every 1% change in interest rates, a debt security’s price generally changes approximately 1% in the opposite direction for every year of duration.  For example, if a portfolio of debt securities has an average weighted duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise approximately 3% if interest rates fall by 1%.
Floating rate securities generally are less sensitive to short-term interest rate changes than fixed-rate instruments, but they could remain sensitive over the short-term to interest rate changes.  The interest rates on floating rate securities adjust periodically and may not correlate to prevailing interest rates during the periods between rate adjustments. Floating rate securities with longer interest rate reset periods generally will experience greater fluctuations in value as a result of changes in market interest rates. The impact of interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate loans in the Fund’s portfolio are subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”).  So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates generally will not affect the yield on such loans.  The yields received by the Fund on its investments will generally decline as interest rates decline.
Liquidity Risk:
The Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions.  As a result, the Fund may have to lower the price on certain investments that it is trying to sell, sell the investments at a loss, sell other investments instead or forego an investment opportunity, any of which could adversely affect the Fund.  The Fund could lose money or face difficulty in meeting shareholder redemptions if it cannot sell an investment at the time and price that would be beneficial to the Fund.  Less liquid securities typically are harder to value.  Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, which may have an adverse effect on the Fund.
Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently and their value may be impaired when the Fund needs to liquidate these loans.  High yield securities tend to be less liquid than higher quality securities, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  Assignments of bank loans and bonds also may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.
Market Risk:
The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  This degree of volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds and other high yield debt securities held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when prices generally go down, referred to as “bear” markets.  The ability of broker-dealers to make a market in debt securities has decreased in recent years, in part as a result of structural changes, including fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements.  Further, many broker-dealers have reduced their inventory of certain debt securities.  This could negatively affect the Fund’s ability to buy or sell debt securities, and increase their volatility and trading costs.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or experience difficulty in selling securities to meet redemption requests by shareholders.  The risk of loss increases if the redemption requests are unusually large or frequent.
Security Selection Risk:
Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to an issuer’s financial condition or operations, changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL
The Adviser.
Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of the date of this prospectus, FIMCO served as investment adviser to 51 mutual funds or series of funds with total net assets of approximately $13.0 billion as of December 31, 2017.  FIMCO supervises all aspects of the Fund’s operations.  For the fiscal year ended December 31, 2017, FIMCO received advisory fees, net of waiver (if any), of 0.75% of the Fund’s average daily net assets.
Descriptions of the factors considered by the Board of Trustees in approving the Advisory and Subadvisory Agreements are available in the Fund’s Semi-Annual Report for the period ended June 30, 2017.
The Subadviser.
Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser of the Fund For Income.  Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Muzinich is located at 450 Park Avenue, New York, NY 10022.  Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of December 31, 2017, Muzinich managed approximately $36.5 billion in assets.
The Fund For Income is managed primarily by a team of investment professionals, including the following:  Clinton Comeaux, Portfolio Manager at Muzinich since 2009; and Bryan Petermann, Portfolio Manager at Muzinich since 2010 and prior thereto, the Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Mr. Comeaux has been a Portfolio Manager of the Fund since 2009 and Mr. Petermann has served as Portfolio Manager of the Fund since 2010.  Each of these investment professionals also manages other First Investors Funds.
Other Information.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers that are not affiliated with the Fund or FIMCO without approval of a Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, and certain other conditions, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.
The Adviser and the subadviser are registered as an investment adviser under the Investment Advisers Act of 1940 as amended.
The following is information about the index that is used by the Fund in the Average Annual Total Returns table which is located in the “The Fund Summary Section” of this prospectus as a benchmark for its performance.  The index is unmanaged and not available for direct investment:
■ The BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s Investment Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings, but caps issuer exposure at 2%.

SHAREHOLDER INFORMATION
How and when does the Fund price its shares?
The share price (which is called “net asset value” or “NAV”) per share for the Fund normally is calculated as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is scheduled to be open (“Business Day”).  Shares of the Fund normally will not be priced on the days on which the NYSE is scheduled to be closed for trading, such as on most national holidays and Good Friday.  In the event that the NYSE closes early, the same price normally will be determined as of the time of the closing.  To calculate the NAV per share, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the time as of which the NAV is calculated (collectively, “current market values”).
If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the time as of which the NAV is calculated, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the time as of which the NAV is calculated, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the time as of which the NAV is calculated, including issuer-specific news; general market movements; sector movements; or movements of similar securities.
In the event that a security, domestic or foreign, is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.
How can I invest in the Fund For Income?
Separate Account A contract owners may invest in the Fund For Income by making additional premium payments.  The premium payments received by FLIAC, less applicable charges and expenses, are invested in Separate Account A, which in turn invests in the Fund.  As stated in the Introduction, FLIAC is no longer offering new Separate Account A contracts. For information about how to buy or sell (surrender) the variable annuity contracts and variable life insurance policies, see the applicable Separate Account prospectus.  It will describe not only the process for buying and selling (surrendering) contracts and policies but also the fees and charges involved.
For information or service concerning a variable annuity contract or variable life insurance policy, you can contact FLIAC in writing at Raritan Plaza I, Edison, New Jersey 08837.  You can also call FLIAC at 1(800) 832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax FLIAC at (732) 855-5935.  You can also obtain information about FLIAC products through our website at www.foresters.com.  You can also obtain from FLIAC, free of charge, a copy of the last Separate Account A prospectus (dated April 23, 2002) by calling 1(800) 832-7783.

Can I exchange my investment in the Fund For Income into any other First Investors Life Series Funds?
Separate Account A contract owners are restricted under their variable annuity contracts to a single investment option, which is the Fund For Income, and cannot exchange from the Fund For Income into any of the other First Investors Life Series Funds.
What are the Fund’s policies on frequent trading in the Fund?
While Separate Account A contract owners cannot exchange from the Fund For Income into any of the other First Investors Life Series Funds, other separate accounts also invest in the Fund.  Furthermore, the owners of policies and contracts issued by these other separate accounts have the right to transfer in and out of the Fund For Income.  You should therefore be aware of the Life Series Funds’ policy on frequent trading that applies to the Fund For Income.
The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.
It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.
It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.
If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.
To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.
The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and other distributions?
Separate Account A, which owns the shares of the Fund, will receive all dividends and other distributions paid by the Fund.  As described in the Separate Account A prospectus, all dividends and other distributions are then reinvested by the Separate Account in additional shares of the Fund.
To the extent that it has net investment income, the Fund will declare and pay, on an annual basis, dividends from net investment income.  The Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of its taxable year.
What about taxes?
The Fund currently sells it shares only to participating insurance companies for allocation to their separate accounts.  Accordingly you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares by Separate Account A, or Fund dividends, or other distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts.  These are discussed in the Separate Account A prospectus.
Additional Information
The First Investors Life Series Funds (the “Trust”) enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), custodian and transfer agent who provide services to the Fund.  Contractowners and policy holders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any contractowner or policy holder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Fund that you should consider in making allocation decisions. Neither this prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any First Investors Fund and any investor, or to give rise to any rights in any contractowner or policy holder or other person other than any rights under federal or state law that may not be waived. Nothing is this prospectus or the SAI is intended to provide investment advice and should not be construed as investment advice.
Residents of Texas who own shares of the Fund have the option of providing the name and mailing or e-mail address of a person designated by them to receive any notice required under Texas law regarding Fund shares valued at more than $250 that are presumed to be abandoned. The Designation of Representative for Notice Request Form can be found on the Texas Comptroller’s website. Contact your Representative or financial intermediary for additional information or assistance.
Cybersecurity issues may impact the Fund, its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund’s SAI includes more information regarding cybersecurity issues.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the years indicated.  The following table sets forth the per share data for each fiscal year ended December 31.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available for free upon request and on our website at www.foresters.com.
The financial statements included in the Fund’s annual report are incorporated herein by reference.
	Year Ended December 31
Per Share Data	2017	2016	2015	2014	2013
Net Asset Value at Beginning of Year	$6.36	$6.07	$6.53	$6.84	$6.81
Income from Investment Operations Net investment income	$.30[b]	$.30[b]	$.30[b]	$.34	$.36
Net realized and unrealized gain (loss) on investments	$.12	$.34	$(.40)	$(.28)	$.09
Total from Investment Operations	$.42	$.64	$(.10)	$.06	$.45
Less Distributions from Net investment income	$.33	$.35	$.36	$.37	$.42
Net Realized gains	—	—	—	—	—
Total Distributions	$.33	$.35	$.36	$.37	$.42
Net Asset Value at End of Year	$6.45	$6.36	$6.07	$6.53	$6.84
Total Return (%)†	6.82	11.12	(1.85)	.79	6.88
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$106	$101	$95	$99	$95
Ratios to Average Net Assets (%): Expenses Before Fee Credits[a]	.89	.89	.86	.85	.88
Net investment income	4.70	4.85	4.86	4.88	5.37
Portfolio Turnover Rate (%)	66	56	45	41	56

†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
a.	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.
b.	Based on average shares during the period.

FUND FOR INCOME
For more information about the Fund, the following documents are available for free upon request:
Annual/Semi-Annual Reports (Reports):
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  These Reports include the portfolio holdings of the Fund, and the annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.  The financial statements included in the Fund’s annual report are incorporated by reference into this prospectus.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.
To obtain free copies of the Reports and the SAI or to obtain other information, you may visit our website at: www.foresters.com or contact the Fund at:
Foresters Investor Services, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
Telephone:  1(800) 423-4026
You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1(202) 551-8090.  Electronic versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
(Investment Company Act File No. 811-04325)